UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 1, 2019

AMERICOLD REALTY TRUST

AMERICOLD REALTY OPERATING PARTNERSHIP, L.P.

(Exact name of registrant as specified in its charter)

Maryland (Americold Realty Trust) Delaware (Americold Realty Operating Partnership, L.P.)	001-34723	93-0295215 01-0958815
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Glenlake Parkway, South Tower, Suite 600 Atlanta, Georgia		30328
(Address of principal executive offices)		(Zip Code)

(678) 441-1400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Americold Realty Trust:	Emerging growth company ☐

Americold Realty Operating Partnership, L.P.:	Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Americold Realty Trust:	☐

Americold Realty Operating Partnership, L.P.:	☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest, $0.01 par value per share	COLD	New York Stock Exchange

EXPLANATORY NOTE

On May 1, 2019, Americold Realty Trust, a Maryland real estate investment trust (the “Company”), pursuant to that certain Equity Purchase Agreement by and among the Company, Chiller Holdco, LLC, a Delaware limited liability company (“Cloverleaf”), the Persons set forth on the signature pages thereto under the heading “Holdco Sellers” (the “Holdco Sellers”), an entity that indirectly holds certain membership interests of Cloverleaf (“Blocker”) and an entity that owns all of the issued and outstanding stock of Blocker (“Blocker Seller”), (i) purchased and acquired all of the issued and outstanding stock of Blocker from Blocker Seller through a wholly owned subsidiary of Americold Realty Operating Partnership, L.P., a Delaware limited partnership (the “Operating Partnership”), and (ii) caused Blocker to purchase and acquire all of Holdco Sellers’ right, title and interest in all of the issued and outstanding membership interests of Cloverleaf from Holdco Sellers (the “Cloverleaf Acquisition”).

This Amendment No. 1 to the Current Report on Form 8-K/A (“Amendment No. 1”) amends and supplements Item 9.01 of the original Current Report on Form 8-K filed by the Company on May 3, 2019 (the “Initial Form 8-K”) to provide certain historical financial statements for Cloverleaf, Zero Mountain, Inc., an entity that Cloverleaf acquired less than two months prior to the Company’s acquisition of Cloverleaf, and certain pro forma financial information regarding the Company and the Operating Partnership. Any information required to be set forth in the Initial Form 8-K that is not being amended or supplemented pursuant to this Amendment No. 1 is hereby incorporated by reference. Except as set forth herein, no modifications have been made to the information contained in the Initial Form 8-K and the Company has not updated any information contained therein to reflect the events that have occurred since the date of the Initial Form 8-K. Accordingly, this Amendment No. 1 should be read in conjunction with the Initial Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

1.

The audited consolidated financial statements of Chiller Holdco, LLC as of December 31, 2018 (Successor) and 2017 (Predecessor) and for the periods from January 17, 2018 through December 31, 2018 (Successor) and January 1, 2018 through January 16, 2018 (Predecessor) and the year ended December 31, 2017 (Predecessor), together with the notes thereto and the report of the independent auditor thereon, are filed as Exhibit 99.1 to this Amendment No. 1 to the Current Report on Form 8-K/A and incorporated herein by reference.

2.

The unaudited interim consolidated financial statements of Chiller Holdco, LLC as of March 31, 2019 (Successor) and December 31, 2018 (Successor) and for the three months ended March 31, 2019 (Successor) and the periods from January 17, 2018 through March 31, 2018 (Successor) and January 1, 2018 through January 16, 2018 (Predecessor) are filed as Exhibit 99.2 to this Amendment No. 1 to the Current Report on Form 8-K/A and incorporated herein by reference.

3.

The audited consolidated financial statements of Zero Mountain, Inc. as of and for each of the fiscal years ended June 30, 2018 and 2017, together with the notes thereto and the report of the independent auditor thereon, are filed as Exhibit 99.3 to this Amendment No. 1 to the Current Report on Form 8-K/A and incorporated herein by reference.

4.

The unaudited interim consolidated financial statements of Zero Mountain, Inc. as of and for each of the six months ended December 31, 2018 and 2017 are filed as Exhibit 99.4 to this Amendment No. 1 to the Current Report on Form 8-K/A and incorporated herein by reference.

(b) Pro Forma Financial Information.

1.

The unaudited pro forma condensed consolidated balance sheet of the Company and the Operating Partnership as of March 31, 2019 and the unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2018, and for the three months ended March 31, 2019, each giving effect to the Cloverleaf Acquisition and adjustments described in such unaudited pro forma condensed consolidated financial statements, are filed as Exhibit 99.5 to this Amendment No. 1 to the Current Report on Form 8-K/A and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP, independent auditor for Chiller Holdco, LLC

23.2	Consent of Landmark PLC, independent auditor for Zero Mountain, Inc.

99.1	Audited financial statements of Chiller Holdco, LLC

99.2	Unaudited interim financial statements of Chiller Holdco, LLC

99.3	Audited financial statements of Zero Mountain, Inc.

99.4	Unaudited interim financial statements of Zero Mountain, Inc.

99.5	Unaudited pro forma condensed consolidated financial statements of the Company and of the Operating Partnership

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 16, 2019

AMERICOLD REALTY TRUST

By:	/s/ Marc Smernoff
Name: Marc Smernoff
Title: Chief Financial Officer and Executive Vice President